RESPONSE TO ITEM 77.C.

Results of Special Shareholder Meetings
The AAL Mutual Funds

Special meetings of the shareholders of each of the series of The AAL Mutual Funds (the "Trust") were held on March 9, 2004. The matters voted upon at the meetings and the shares cast for, to withhold, against, or to abstain are set forth as follows:

Proposal 1 - To elect a Board of Trustees

To elect Pamela J. Moret as Trustee:
     For:             471,360,619.587
     Withhold:         25,282,126.505

To elect F. Gregory Campbell  as Trustee:
     For:             472,780,339.866
     Withhold:         23,862,406.226

To elect Herbert F. Eggerding  as Trustee:
     For:             472,897,366.743
     Withhold:         23,745,379.349

To elect Noel K. Estenson  as Trustee:
     For:             472,290,330.509
     Withhold:         24,352,415.583

To elect Richard L. Gady  as Trustee:
     For:             472,881,001.618
     Withhold:         23,761,744.474

To elect Jodi L. Harpstead as Trustee:
     For:             472,531,336.299
     Withhold:         24,111,409.793

To elect Connie M. Levi as Trustee:
     For:             472,032,037.324
     Withhold:         24,610,708.768

To elect Edward W. Smeds  as Trustee:
     For:             472,508,991.587
     Withhold:         24,133,754.505

Proposal 2A - To amend the fundamental investment restriction on diversification:

The AAL Aggressive Growth Fund
     For:            4,662,209.828
     Against:          111,040.531
     Abstain:          316,207.533

The AAL Balanced Fund
     For:           21,534,052.130
     Against:          407,325.504
     Abstain:          733,743.279

The AAL Bond Fund
     For:           27,667,569.249
     Against:        1,051,220.973
     Abstain:        1,382,064.840

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           48,574,416.386
     Against:        2,233,564.008
     Abstain:        3,388,365.296

The AAL Equity Income Fund
     For:           10,868,259.992
     Against:          396,625.648
     Abstain:          663,270.016

The AAL High Yield Bond Fund
     For:           11,915,563.501
     Against:          353,552.685
     Abstain:          652,736.193
The AAL International Fund
     For:            9,061,202.717
     Against:          368,543.600
     Abstain:          721,024.126

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,845,738.884
     Against:           91,216.859
     Abstain:          267,158.267

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,695,733.612
     Against:           87,484.981
     Abstain:          144,710.259

The AAL Mid Cap Stock Fund
     For:           28,427,414.861
     Against:        1,145,566.977
     Abstain:        2,235,005.209

The AAL Money Market Fund
     For:          228,203,569.760
     Against:        6,006,093.600
     Abstain:        9,652,985.740

The AAL Municipal Bond Fund
     For:           31,179,351.288
     Against:        1,190,137.537
     Abstain:        1,987,418.838

The AAL Small Cap Index Fund II
     For:            1,700,836.921
     Against:           41,416.807
     Abstain:           71,418.863

The AAL Small Cap Stock Fund
     For:           11,290,587.814
     Against:          489,844.688
     Abstain:        1,128,475.520

The AAL Small Cap Value Fund
     For:            2,271,958.535
     Against:           56,466.110
     Abstain:          137,977.616

The AAL Technology Stock Fund
     For:            6,974,469.832
     Against:          397,975.243
     Abstain:          427,709.590

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               66,222.562
     Against:            1,705.379
     Abstain:            3,384.826

Proposal 2B - To amend the fundamental investment restriction on lending:

The AAL Aggressive Growth Fund
     For:            4,634,791.875
     Against:          148,040.956
     Abstain:          306,625.061

The AAL Balanced Fund
     For:           21,336,205.110
     Against:          568,902.611
     Abstain:          770,013.192

The AAL Bond Fund
     For:           27,417,963.019
     Against:        1,322,731.679
     Abstain:        1,360,160.364

The AAL Bond Index Fund
     For:            3,626,536.222
     Against:           29,447.050
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,965,060.008
     Against:        2,840,769.514
     Abstain:        3,390,516.168

The AAL Equity Income Fund
     For:           10,749,428.591
     Against:          495,268.857
     Abstain:          683,458.208

The AAL High Yield Bond Fund
     For:           11,819,872.441
     Against:          412,954.068
     Abstain:          689,025.870

The AAL International Fund
     For:            8,981,074.529
     Against:          452,011.208
     Abstain:          717,684.706

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,832,843.296
     Against:          109,613.677
     Abstain:          261,657.037

The AAL Mid Cap Index Fund
     For:            2,378,522.882
     Against:           26,389.913
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,654,564.649
     Against:          123,137.722
     Abstain:          150,226.481

The AAL Mid Cap Stock Fund
     For:           28,085,383.810
     Against:        1,488,058.031
     Abstain:        2,234,545.206

The AAL Money Market Fund
     For:          227,480,689.370
     Against:        6,684,076.940
     Abstain:        9,697,882.790

The AAL Municipal Bond Fund
     For:           30,927,828.467
     Against:        1,528,278.827
     Abstain:        1,900,800.369

The AAL Small Cap Index Fund II
     For:            1,695,086.212
     Against:           48,935.341
     Abstain:           69,651.038

The AAL Small Cap Stock Fund
     For:           11,178,109.981
     Against:          627,239.091
     Abstain:        1,103,558.950

The AAL Small Cap Value Fund
     For:            2,252,758.542
     Against:           73,789.841
     Abstain:          139,853.878

The AAL Technology Stock Fund
     For:            6,910,971.143
     Against:          478,968.909
     Abstain:          410,214.613

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,596.013
     Against:            2,100.785
     Abstain:            3,615.969

Proposal 2C - To amend the fundamental investment restriction on borrowing and issuing senior securities:

The AAL Aggressive Growth Fund
     For:            4,612,372.654
     Against:          163,334.556
     Abstain:          313,750.682

The AAL Balanced Fund
     For:           21,334,713.633
     Against:          580,154.623
     Abstain:          760,252.657

The AAL Bond Fund
     For:           27,398,642.326
     Against:        1,325,611.725
     Abstain:        1,376,601.011

The AAL Bond Index Fund
     For:            3,626,536.222
     Against:           29,447.050
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,804,541.593
     Against:        2,959,793.021
     Abstain:        3,432,011.076

The AAL Equity Income Fund
     For:           10,737,680.723
     Against:          533,213.822
     Abstain:          657,261.111

The AAL High Yield Bond Fund
     For:           11,847,776.766
     Against:          399,469.601
     Abstain:          674,606.012

The AAL International Fund
     For:            8,963,145.599
     Against:          456,404.229
     Abstain:          731,220.615

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,821,870.143
     Against:          119,951.717
     Abstain:          262,292.150

The AAL Mid Cap Index Fund
     For:            2,378,522.882
     Against:           26,389.913
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,640,149.866
     Against:          142,329.072
     Abstain:          145,449.914

The AAL Mid Cap Stock Fund
     For:           27,997,105.650
     Against:        1,550,026.766
     Abstain:        2,260,854.631

The AAL Money Market Fund
     For:          226,971,175.830
     Against:        7,263,412.060
     Abstain:        9,628,061.210

The AAL Municipal Bond Fund
     For:           30,981,571.564
     Against:        1,359,602.360
     Abstain:        2,015,733.739

The AAL Small Cap Index Fund II
     For:            1,693,497.873
     Against:           48,451.098
     Abstain:           71,723.620

The AAL Small Cap Stock Fund
     For:           11,147,646.594
     Against:          630,105.731
     Abstain:        1,131,155.697

The AAL Small Cap Value Fund
     For:            2,242,561.776
     Against:           81,441.980
     Abstain:          142,398.505

The AAL Technology Stock Fund
     For:            6,930,428.172
     Against:          501,265.683
     Abstain:          368,460.810

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               64,566.206
     Against:            3,130.592
     Abstain:            3,615.969

Proposal 2D - To amend the fundamental investment restriction on the purchase or sale of real estate:

The AAL Aggressive Growth Fund
     For:            4,656,867.277
     Against:          126,270.754
     Abstain:          306,319.861

The AAL Balanced Fund
     For:           21,407,051.853
     Against:          518,719.748
     Abstain:          749,349.312

The AAL Bond Fund
     For:           27,537,861.001
     Against:        1,183,040.640
     Abstain:        1,379,953.421

The AAL Bond Index Fund
     For:            3,626,536.222
     Against:           29,447.050
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           48,233,055.326
     Against:        2,620,817.965
     Abstain:        3,342,472.399

The AAL Equity Income Fund
     For:           10,812,914.805
     Against:          450,284.730
     Abstain:          664,956.121

The AAL High Yield Bond Fund
     For:           11,906,752.494
     Against:          359,357.014
     Abstain:          655,742.871

The AAL International Fund
     For:            9,036,763.054
     Against:          394,442.211
     Abstain:          719,565.178

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,835,429.593
     Against:          106,178.743
     Abstain:          262,505.674

The AAL Mid Cap Index Fund
     For:            2,378,522.882
     Against:           26,389.913
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,664,597.078
     Against:          112,989.824
     Abstain:          150,341.950

The AAL Mid Cap Stock Fund
     For:           28,264,311.866
     Against:        1,322,836.739
     Abstain:        2,220,838.442

The AAL Money Market Fund
     For:          228,409,733.570
     Against:        5,766,630.220
     Abstain:        9,686,285.310

The AAL Municipal Bond Fund
     For:           30,868,870.888
     Against:        1,480,926.929
     Abstain:        2,007,109.846

The AAL Small Cap Index Fund II
     For:            1,699,888.908
     Against:           45,777.439
     Abstain:           68,006.244

The AAL Small Cap Stock Fund
     For:           11,226,598.606
     Against:          587,192.726
     Abstain:        1,095,116.690

The AAL Small Cap Value Fund
     For:            2,274,985.819
     Against:           54,323.288
     Abstain:          137,093.154

The AAL Technology Stock Fund
     For:            7,008,054.529
     Against:          437,445.288
     Abstain:          354,654.848

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,596.013
     Against:            2,100.785
     Abstain:            3,615.969

Proposal 2E - To amend the fundamental investment restriction on the purchase or sale of commodities:

The AAL Aggressive Growth Fund
     For:            4,651,152.361
     Against:          125,233.391
     Abstain:          313,072.140

The AAL Balanced Fund
     For:           21,370,740.701
     Against:          598,453.910
     Abstain:          705,926.302

The AAL Bond Fund
     For:           27,352,268.465
     Against:        1,360,488.206
     Abstain:        1,388,190.338

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,916,115.845
     Against:        2,913,303.500
     Abstain:        3,366,926.345

The AAL Equity Income Fund
     For:           10,749,918.057
     Against:          505,692.937
     Abstain:          672,544.662

The AAL High Yield Bond Fund
     For:           11,794,715.964
     Against:          460,666.089
     Abstain:          666,470.326

The AAL International Fund
     For:            8,987,825.244
     Against:          461,798.903
     Abstain:          701,146.296

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,843,154.852
     Against:           93,963.799
     Abstain:          266,995.359

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,669,180.795
     Against:          111,042.761
     Abstain:          147,705.296

The AAL Mid Cap Stock Fund
     For:           28,046,119.941
     Against:        1,545,439.862
     Abstain:        2,216,427.244

The AAL Money Market Fund
     For:          227,298,091.560
     Against:        6,944,562.190
     Abstain:        9,619,995.350

The AAL Municipal Bond Fund
     For:           30,709,826.042
     Against:        1,646,545.778
     Abstain:        2,000,535.843

The AAL Small Cap Index Fund II
     For:            1,697,766.145
     Against:           47,343.378
     Abstain:           68,563.068

The AAL Small Cap Stock Fund
     For:           11,177,591.217
     Against:          619,778.202
     Abstain:        1,111,538.603

The AAL Small Cap Value Fund
     For:            2,271,654.413
     Against:           56,609.209
     Abstain:          138,138.639

The AAL Technology Stock Fund
     For:            6,990,979.284
     Against:          449,001.752
     Abstain:          360,173.629

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,998.022
     Against:            1,698.776
     Abstain:            3,615.969

Proposal 2F - To amend the fundamental investment restriction on the concentration of assets:

The AAL Aggressive Growth Fund
     For:            4,641,017.992
     Against:          144,799.521
     Abstain:          303,640.379

The AAL Balanced Fund
     For:           21,489,587.131
     Against:          473,960.319
     Abstain:          711,573.463

The AAL Bond Fund
     For:           27,672,835.370
     Against:        1,120,488.206
     Abstain:        1,307,531.486

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           48,363,472.596
     Against:        2,453,738.064
     Abstain:        3,379,135.030

The AAL Equity Income Fund
     For:           10,849,524.217
     Against:          412,612.886
     Abstain:          666,018.553

The AAL High Yield Bond Fund
     For:           11,906,980.186
     Against:          331,789.777
     Abstain:          683,082.416

The AAL International Fund
     For:            9,020,956.666
     Against:          397,321.122
     Abstain:          732,492.655

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,835,534.509
     Against:          105,002.949
     Abstain:          263,576.552

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,671,053.404
     Against:          105,484.862
     Abstain:          151,390.586

The AAL Mid Cap Stock Fund
     For:           28,284,998.792
     Against:        1,307,608.661
     Abstain:        2,215,379.594

The AAL Money Market Fund
     For:          227,901,057.810
     Against:        6,355,838.300
     Abstain:        9,605,752.990

The AAL Municipal Bond Fund
     For:           31,116,412.701
     Against:        1,388,488.763
     Abstain:        1,852,006.199

The AAL Small Cap Index Fund II
     For:            1,706,266.281
     Against:           39,325.545
     Abstain:           68,080.765

The AAL Small Cap Stock Fund
     For:           11,232,270.225
     Against:          582,031.658
     Abstain:        1,094,606.139

The AAL Small Cap Value Fund
     For:            2,270,983.917
     Against:           56,585.273
     Abstain:          138,833.071

The AAL Technology Stock Fund
     For:            7,036,422.743
     Against:          411,859.760
     Abstain:          351,872.162

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,553.686
     Against:            2,143.112
     Abstain:            3,615.969

Proposal 2G - To amend the fundamental investment restriction on underwriting the securities of other issuers:

The AAL Aggressive Growth Fund
     For:            4,620,773.881
     Against:          156,593.242
     Abstain:          312,090.769

The AAL Balanced Fund
     For:           21,338,092.241
     Against:          616,489.535
     Abstain:          720,539.137

The AAL Bond Fund
     For:           27,481,515.709
     Against:        1,242,071.397
     Abstain:        1,377,267.956

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,914,355.576
     Against:        2,849,073.476
     Abstain:        3,432,916.638

The AAL Equity Income Fund
     For:           10,761,798.713
     Against:          506,656.561
     Abstain:          659,700.382

The AAL High Yield Bond Fund
     For:           11,845,439.897
     Against:          394,464.144
     Abstain:          681,948.338

The AAL International Fund
     For:            8,973,765.459
     Against:          449,053.282
     Abstain:          727,951.702

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,820,405.688
     Against:          118,941.478
     Abstain:          264,766.844

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,650,482.598
     Against:          126,682.947
     Abstain:          150,763.307

The AAL Mid Cap Stock Fund
     For:           28,039,695.346
     Against:        1,522,030.373
     Abstain:        2,246,261.328

The AAL Money Market Fund
     For:          227,412,906.610
     Against:        6,659,079.870
     Abstain:        9,790,662.620

The AAL Municipal Bond Fund
     For:           30,832,115.834
     Against:        1,598,147.014
     Abstain:        1,926,644.815

The AAL Small Cap Index Fund II
     For:            1,701,138.170
     Against:           47,101.537
     Abstain:           65,432.884

The AAL Small Cap Stock Fund
     For:           11,182,662.233
     Against:          612,425.845
     Abstain:        1,113,819.944

The AAL Small Cap Value Fund
     For:            2,259,573.690
     Against:           65,020.169
     Abstain:          141,808.402

The AAL Technology Stock Fund
     For:            6,968,232.552
     Against:          477,165.262
     Abstain:          354,756.851

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               63,690.740
     Against:            3,604.049
     Abstain:            4,017.978

Proposal 2H - To eliminate the fundamental investment restriction on margin transactions:

The AAL Aggressive Growth Fund
     For:            4,603,311.878
     Against:          178,039.002
     Abstain:          308,107.012

The AAL Balanced Fund
     For:           21,226,476.314
     Against:          715,738.511
     Abstain:          732,906.088

The AAL Bond Fund
     For:           27,175,033.935
     Against:        1,542,432.742
     Abstain:        1,383,388.385

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,315,619.459
     Against:        3,548,115.637
     Abstain:        3,332,610.594

The AAL Equity Income Fund
     For:           10,657,039.417
     Against:          627,858.654
     Abstain:          643,257.585

The AAL High Yield Bond Fund
     For:           11,740,143.217
     Against:          498,814.585
     Abstain:          682,894.577

The AAL International Fund
     For:            8,897,053.231
     Against:          545,796.855
     Abstain:          707,920.357

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,810,762.640
     Against:          135,983.409
     Abstain:          257,367.961

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,660,846.042
     Against:          125,397.389
     Abstain:          141,685.421

The AAL Mid Cap Stock Fund
     For:           27,796,740.022
     Against:        1,813,734.274
     Abstain:        2,197,512.751

The AAL Money Market Fund
     For:          225,481,299.580
     Against:        8,607,264.210
     Abstain:        9,774,085.310

The AAL Municipal Bond Fund
     For:           30,531,799.635
     Against:        1,851,636.479
     Abstain:        1,973,471.549

The AAL Small Cap Index Fund II
     For:            1,691,087.501
     Against:           52,472.816
     Abstain:           70,112.274

The AAL Small Cap Stock Fund
     For:           11,063,921.560
     Against:          744,239.705
     Abstain:        1,100,746.757

The AAL Small Cap Value Fund
     For:            2,236,472.530
     Against:           92,344.756
     Abstain:          137,584.975

The AAL Technology Stock Fund
     For:            6,919,911.194
     Against:          537,939.139
     Abstain:          342,304.332

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               63,690.740
     Against:            3,604.049
     Abstain:            4,017.978

Proposal 2I - To eliminate the fundamental investment restriction on short sales:

The AAL Aggressive Growth Fund
     For:            4,609,549.678
     Against:          162,601.927
     Abstain:          317,306.287

The AAL Balanced Fund
     For:           21,204,287.800
     Against:          728,264.477
     Abstain:          742,568.636

The AAL Bond Fund
     For:           27,261,321.971
     Against:        1,471,467.752
     Abstain:        1,368,065.339

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,466,876.600
     Against:        3,447,127.542
     Abstain:        3,282,341.548

The AAL Equity Income Fund
     For:           10,686,819.891
     Against:          606,696.309
     Abstain:          634,639.456

The AAL High Yield Bond Fund
     For:           11,758,818.202
     Against:          464,887.215
     Abstain:          698,146.962

The AAL International Fund
     For:            8,914,837.040
     Against:          519,662.415
     Abstain:          716,270.988

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,822,883.763
     Against:          121,140.513
     Abstain:          260,089.734

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,667,825.223
     Against:          114,423.881
     Abstain:          145,679.748

The AAL Mid Cap Stock Fund
     For:           27,878,309.052
     Against:        1,748,703.958
     Abstain:        2,180,974.037

The AAL Money Market Fund
     For:          225,793,960.440
     Against:        8,398,700.550
     Abstain:        9,669,988.110

The AAL Municipal Bond Fund
     For:           30,646,114.140
     Against:        1,845,573.576
     Abstain:        1,865,219.947

The AAL Small Cap Index Fund II
     For:            1,691,033.984
     Against:           53,036.029
     Abstain:           69,602.578

The AAL Small Cap Stock Fund
     For:           11,086,156.679
     Against:          723,313.472
     Abstain:        1,099,437.871

The AAL Small Cap Value Fund
     For:            2,243,904.545
     Against:           81,005.607
     Abstain:          141,492.109

The AAL Technology Stock Fund
     For:            7,124,013.298
     Against:          326,580.715
     Abstain:          349,560.652

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,517.962
     Against:            2,178.836
     Abstain:            3,615.969

Proposal 2J - To eliminate the fundamental investment restriction on the pledge of assets:

The AAL Aggressive Growth Fund
     For:            4,611,425.848
     Against:          171,141.111
     Abstain:          306,890.933

The AAL Balanced Fund
     For:           21,231,354.120
     Against:          702,039.173
     Abstain:          741,727.620

The AAL Bond Fund
     For:           27,381,382.998
     Against:        1,327,209.026
     Abstain:        1,392,263.038

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,591,603.114
     Against:        3,120,216.985
     Abstain:        3,484,525.591

The AAL Equity Income Fund
     For:           10,706,761.261
     Against:          564,814.098
     Abstain:          656,580.297

The AAL High Yield Bond Fund
     For:           11,799,463.168
     Against:          420,705.395
     Abstain:          701,683.816

The AAL International Fund
     For:            8,925,738.459
     Against:          482,546.803
     Abstain:          742,485.181

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,805,282.713
     Against:          128,334.038
     Abstain:          270,497.259

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,647,975.562
     Against:          130,032.397
     Abstain:          149,920.893

The AAL Mid Cap Stock Fund
     For:           27,908,693.108
     Against:        1,606,539.556
     Abstain:        2,292,754.383

The AAL Money Market Fund
     For:          226,081,603.110
     Against:        7,798,766.450
     Abstain:        9,982,279.540

The AAL Municipal Bond Fund
     For:           30,588,929.411
     Against:        1,766,714.803
     Abstain:        2,001,263.449

The AAL Small Cap Index Fund II
     For:            1,691,413.945
     Against:           50,476.869
     Abstain:           71,781.777

The AAL Small Cap Stock Fund
     For:           11,120,741.207
     Against:          674,772.924
     Abstain:        1,113,393.891

The AAL Small Cap Value Fund
     For:            2,232,394.060
     Against:           91,258.470
     Abstain:          142,749.731

The AAL Technology Stock Fund
     For:            6,943,316.485
     Against:          497,863.601
     Abstain:          358,974.579

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               64,968.215
     Against:            2,728.583
     Abstain:            3,615.969

Proposal 2K - To eliminate the fundamental investment restriction on oil, gas, or mineral investments:

The AAL Aggressive Growth Fund
     For:            4,649,272.642
     Against:          137,114.271
     Abstain:          303,070.979

The AAL Balanced Fund
     For:           21,364,259.353
     Against:          582,985.043
     Abstain:          727,876.517

The AAL Bond Fund
     For:           27,621,486.171
     Against:        1,191,229.589
     Abstain:        1,288,139.302

The AAL Bond Index Fund
     For:            3,626,536.222
     Against:           29,447.050
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           48,461,366.234
     Against:        2,530,619.507
     Abstain:        3,204,359.949

The AAL Equity Income Fund
     For:           10,824,737.872
     Against:          474,113.144
     Abstain:          629,304.640

The AAL High Yield Bond Fund
     For:           11,908,522.930
     Against:          363,880.199
     Abstain:          649,449.250

The AAL International Fund
     For:            9,050,534.741
     Against:          395,721.408
     Abstain:          704,514.294

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,859,735.049
     Against:           84,449.407
     Abstain:          259,929.554

The AAL Mid Cap Index Fund
     For:            2,378,522.882
     Against:           26,389.913
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,669,418.457
     Against:          113,867.710
     Abstain:          144,642.685

The AAL Mid Cap Stock Fund
     For:           28,434,210.555
     Against:        1,240,008.003
     Abstain:        2,133,768.489

The AAL Money Market Fund
     For:          228,116,881.670
     Against:        6,269,502.060
     Abstain:        9,476,265.370

The AAL Municipal Bond Fund
     For:           31,206,759.080
     Against:        1,283,384.810
     Abstain:        1,866,763.773

The AAL Small Cap Index Fund II
     For:            1,705,339.451
     Against:           35,827.223
     Abstain:           72,505.917

The AAL Small Cap Stock Fund
     For:           11,279,044.072
     Against:          540,856.441
     Abstain:        1,089,007.509

The AAL Small Cap Value Fund
     For:            2,273,145.453
     Against:          55,493.325
     Abstain:        137,763.483

The AAL Technology Stock Fund
     For:            7,033,715.398
     Against:        418,609.123
     Abstain:        347,830.144

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               65,998.022
     Against:            1,698.776
     Abstain:            3,615.969

Proposal 2L - To eliminate the fundamental investment restriction on restricted securities:

The AAL Aggressive Growth Fund
     For:            4,609,168.106
     Against:          167,799.016
     Abstain:          312,490.770

The AAL Balanced Fund
     For:           21,303,292.427
     Against:          649,540.029
     Abstain:          722,288.457

The AAL Bond Fund
     For:          2 7,355,702.716
     Against:        1,347,394.649
     Abstain:        1,397,757.697

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,640,416.707
     Against:        3,141,353.282
     Abstain:        3,414,575.701

The AAL Equity Income Fund
     For:           10,733,173.729
     Against:          536,191.438
     Abstain:          658,790.489

The AAL High Yield Bond Fund
     For:           11,839,067.962
     Against:          422,248.669
     Abstain:          660,535.748

The AAL International Fund
     For:            8,920,736.652
     Against:          488,051.787
     Abstain:          741,982.004

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,824,394.599
     Against:          111,776.705
     Abstain:          267,942.706

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,665,361.837
     Against:          116,110.633
     Abstain:          146,456.382

The AAL Mid Cap Stock Fund
     For:           27,918,626.808
     Against:        1,624,336.972
     Abstain:        2,265,023.267

The AAL Money Market Fund
     For:          226,534,193.410
     Against:        7,478,956.290
     Abstain:        9,849,499.400

The AAL Municipal Bond Fund
     For:           30,677,179.292
     Against:        1,666,016.127
     Abstain:        2,013,712.244

The AAL Small Cap Index Fund II
     For:            1,692,502.845
     Against:           48,252.367
     Abstain:           72,917.379

The AAL Small Cap Stock Fund
     For:           11,132,122.160
     Against:          662,470.379
     Abstain:        1,114,315.483

The AAL Small Cap Value Fund
     For:            2,251,612.787
     Against:           76,481.278
     Abstain:          138,308.196

The AAL Technology Stock Fund
     For:            6,954,049.122
     Against:          486,329.233
     Abstain:          359,776.310

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               63,295.334
     Against:            4,401.464
     Abstain:            3,615.969

Proposal 2M - To eliminate the fundamental investment restriction on unseasoned issuers:

The AAL Aggressive Growth Fund
     For:            4,590,698.274
     Against:          180,865.013
     Abstain:          317,894.605

The AAL Balanced Fund
     For:           21,211,079.407
     Against:          732,376.916
     Abstain:          731,664.590

The AAL Bond Fund
     For:          27,233,166.022
     Against:     1,473,872.499
     Abstain:     1,393,816.541

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,160,155.694
     Against:        3,521,117.172
     Abstain:        3,515,072.824

The AAL Equity Income Fund
     For:           10,638,179.791
     Against:          621,713.314
     Abstain:          668,262.551

The AAL High Yield Bond Fund
     For:           11,743,948.816
     Against:          465,407.219
     Abstain:          712,496.344

The AAL International Fund
     For:            8,853,436.214
     Against:          554,075.842
     Abstain:          743,258.387

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,811,905.846
     Against:          127,863.537
     Abstain:          264,344.627

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,634,932.764
     Against:          149,120.454
     Abstain:          143,875.634

The AAL Mid Cap Stock Fund
     For:           27,749,625.353
     Against:        1,739,566.388
     Abstain:        2,318,795.306

The AAL Money Market Fund
     For:          225,917,905.660
     Against:        8,129,058.760
     Abstain:        9,815,684.680

The AAL Municipal Bond Fund
     For:           30,524,218.790
     Against:        1,790,170.027
     Abstain:        2,042,518.846

The AAL Small Cap Index Fund II
     For:            1,692,546.382
     Against:           50,564.103
     Abstain:           70,562.106

The AAL Small Cap Stock Fund
     For:           11,057,694.935
     Against:          734,272.816
     Abstain:        1,116,940.271

The AAL Small Cap Value Fund
     For:            2,236,504.831
     Against:           86,489.135
     Abstain:          143,408.295

The AAL Technology Stock Fund
     For:            6,932,034.049
     Against:          497,792.412
     Abstain:          370,328.204

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               63,295.334
     Against:            4,401.464
     Abstain:            3,615.969

Proposal 2N - To eliminate the fundamental investment restriction on investments in other investment companies:

The AAL Aggressive Growth Fund
     For:            4,634,870.180
     Against:          146,397.468
     Abstain:          308,190.244

The AAL Balanced Fund
     For:           21,315,158.789
     Against:          658,167.460
     Abstain:          701,794.664

The AAL Bond Fund
     For:           27,441,390.825
     Against:        1,358,820.350
     Abstain:        1,300,643.887

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,832,273.847
     Against:        3,078,121.726
     Abstain:        3,285,950.117

The AAL Equity Income Fund
     For:           10,747,980.855
     Against:          527,051.553
     Abstain:          653,123.248

The AAL High Yield Bond Fund
     For:           11,836,384.504
     Against:          448,524.451
     Abstain:          636,943.424

The AAL International Fund
     For:            8,954,669.865
     Against:          496,508.610
     Abstain:          699,591.968

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,839,864.973
     Against:          107,246.724
     Abstain:          257,002.313

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,655,288.658
     Against:          129,856.251
     Abstain:          142,783.943

The AAL Mid Cap Stock Fund
     For:           28,023,943.412
     Against:        1,599,425.773
     Abstain:        2,184,617.862

The AAL Money Market Fund
     For:          226,579,674.790
     Against:        7,941,646.620
     Abstain:        9,341,327.690

The AAL Municipal Bond Fund
     For:           30,731,282.707
     Against:        1,762,021.356
     Abstain:        1,863,603.600

The AAL Small Cap Index Fund II
     For:            1,702,341.919
     Against:           39,899.398
     Abstain:           71,431.274

The AAL Small Cap Stock Fund
     For:           11,160,083.564
     Against:          648,078.344
     Abstain:        1,100,746.114

The AAL Small Cap Value Fund
     For:            2,257,073.357
     Against:           69,582.134
     Abstain:          139,746.770

The AAL Technology Stock Fund
     For:            6,980,383.315
     Against:          465,662.370
     Abstain:          354,108.980

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               64,170.800
     Against:            3,525.998
     Abstain:            3,615.969

Proposal 2O - To eliminate the fundamental investment restriction on control securities:

The AAL Aggressive Growth Fund
     For:            4,609,561.062
     Against:          161,855.832
     Abstain:          318,040.998

The AAL Balanced Fund
     For:           21,298,000.062
     Against:          638,493.994
     Abstain:          738,626.857

The AAL Bond Fund
     For:           27,419,093.420
     Against:        1,316,753.370
     Abstain:        1,365,008.272

The AAL Bond Index Fund
     For:            3,655,983.272
     Against:                0.000
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,735,174.676
     Against:        2,984,035.305
     Abstain:        3,477,135.709

The AAL Equity Income Fund
     For:           10,735,993.534
     Against:          526,865.766
     Abstain:          665,296.356

The AAL High Yield Bond Fund
     For:           11,832,130.803
     Against:          429,653.464
     Abstain:          660,068.112

The AAL International Fund
     For:            8,951,089.046
     Against:          473,431.148
     Abstain:          726,250.249

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,820,881.414
     Against:          118,303.234
     Abstain:          264,929.362

The AAL Mid Cap Index Fund
     For:            2,404,912.795
     Against:                0.000
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,654,937.149
     Against:          128,501.371
     Abstain:          144,490.332

The AAL Mid Cap Stock Fund
     For:           27,914,416.862
     Against:        1,608,603.193
     Abstain:        2,284,966.992

The AAL Money Market Fund
     For:          226,595,383.050
     Against:        7,542,168.620
     Abstain:        9,725,097.430

The AAL Municipal Bond Fund
     For:           30,785,350.789
     Against:        1,654,874.329
     Abstain:        1,916,682.545

The AAL Small Cap Index Fund II
     For:            1,693,524.000
     Against:           39,535.690
     Abstain:           80,612.901

The AAL Small Cap Stock Fund
     For:           11,146,585.134
     Against:          639,690.836
     Abstain:        1,122,632.052

The AAL Small Cap Value Fund
     For:            2,246,450.658
     Against:           79,850.635
     Abstain:          140,100.968

The AAL Technology Stock Fund
     For:            6,954,749.016
     Against:          469,272.532
     Abstain:          376,133.117

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               63,295.334
     Against:            3,999.455
     Abstain:            4,017.978

Proposal 3A - To amend the Declaration of Trust regarding the voting requirements for a reorganization of the Trust or a series of the Trust:

     For:          457,132,177.569
     Against:       15,857,853.102
     Abstain:       23,652,715.421

Proposal 3B - To amend the Declaration of Trust regarding the requirements for a liquidation of the Trust or a class or series of the Trust:

     For:          449,807,620.028
     Against:       23,813,745.170
     Abstain:       23,021,380.894

Proposal 3C - To amend the Declaration of Trust to eliminate the restriction on involuntary redemptions of small accounts:

     For:          453,648,066.605
     Against:       19,713,386.629
     Abstain:       23,281,292.858

Proposal 4 - To amend the investment objective for The AAL Equity Income Fund:

     For:           10,891,108.869
     Against:          392,964.721
     Abstain:          644,082.066

Proposal 5 - To authorize Thrivent Investment Management Inc., upon approval of the Board of Trustees, to enter into and amend subadvisory agreements without shareholder approval:

The AAL Aggressive Growth Fund
     For:            4,517,658.923
     Against:          269,255.868
     Abstain:          302,543.101

The AAL Balanced Fund
     For:           21,134,622.887
     Against:          830,858.119
     Abstain:          709,639.907

The AAL Bond Fund
     For:           26,965,422.507
     Against:        1,864,266.557
     Abstain:        1,271,165.998

The AAL Bond Index Fund
     For:            3,626,536.222
     Against:           29,447.050
     Abstain:                0.000

The AAL Capital Growth Fund
     For:           47,187,705.165
     Against:        3,853,242.255
     Abstain:        3,155,398.270

The AAL Equity Income Fund
     For:           10,626,410.658
     Against:          685,726.018
     Abstain:          616,018.980

The AAL High Yield Bond Fund
     For:           11,665,738.584
     Against:          646,184.772
     Abstain:          609,929.023

The AAL International Fund
     For:            8,812,507.603
     Against:          623,718.760
     Abstain:          714,544.080

The AAL Large Company Index Fund
     For:            3,299,255.012
     Against:                0.000
     Abstain:                0.000

The AAL Large Company Index Fund II
     For:            2,798,935.464
     Against:          151,182.058
     Abstain:          253,996.488

The AAL Mid Cap Index Fund
     For:            2,378,522.882
     Against:           26,389.913
     Abstain:                0.000

The AAL Mid Cap Index Fund II
     For:            1,650,274.713
     Against:          139,491.620
     Abstain:          138,162.519

The AAL Mid Cap Stock Fund
     For:           27,695,399.028
     Against:        1,948,421.508
     Abstain:        2,164,166.511

The AAL Money Market Fund
     For:          224,317,642.260
     Against:        9,954,900.560
     Abstain:        9,590,106.280

The AAL Municipal Bond Fund
     For:           30,453,978.792
     Against:        2,091,453.306
     Abstain:        1,811,475.565

The AAL Small Cap Index Fund II
     For:            1,686,897.446
     Against:           60,887.962
     Abstain:           65,887.183

The AAL Small Cap Stock Fund
     For:           10,993,865.440
     Against:          818,314.358
     Abstain:        1,096,728.224

The AAL Small Cap Value Fund
     For:            2,239,770.744
     Against:           86,375.899
     Abstain:          140,255.618

The AAL Technology Stock Fund
     For:            6,861,823.816
     Against:          578,140.709
     Abstain:          360,190.140

The AAL U.S. Government Zero Coupon Target Fund, Series 2006
     For:               64,170.800
     Against:            3,525.998
     Abstain:            3,615.969